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                                  EXHIBIT 23.4

                     CONSENT OF MESCHKOW & GRESHAM, P.L.C.

     We hereby consent to the reference to our name under the heading of "Experts" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.

                            MESCHKOW & GRESHAM, P.L.C.



Date:  January 30, 1997     By:/s/ Lowell W. Gresham
                               ---------------------
                            Lowell W. Gresham